Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX

Press Release dated June 22, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2004

HINES REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-108780 (Commission File Number)	20-0138854 (IRS Employer Identification No.)

2800 Post Oak Boulevard Suite 5000 Houston, Texas (Address of principal executive offices)	77056-6118 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-8000

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 22, 2004.

Item 9.   Regulation FD Disclosure.

     On June 22, 2004, Hines Real Estate Investment Trust, Inc. issued a press release attached hereto as Exhibit 99.1. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
By:	/s/ SHERRI W. SCHUGART
	Name:	Sherri W. Schugart
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

     Dated: June 22, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 22, 2004.

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